UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) July 25, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California,     90401-1490
 (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of June 30, 2002 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of June 30, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of June 30, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of June 30, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FIRSTFED FINANCIAL CORP.



Dated: July 25, 2002                      By:/s/ Douglas J.Goddard
                                                 Douglas J. Goddard
                                                 Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of June 30, 2002          4

99.1  Loan Portfolio Segment Report of First Federal Bank of
California as of June 30, 2002                                   5

                   First Federal Bank of California, fsb
                        MONTHLY REPORT OF OPERATIONS
                    Unconsolidated Financial Highlights
                                 Unaudited
                           (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month     6 months    6 months
                        ended      ended      ended      ended       ended
                       June 30,   May 31,    June 30,   June 30,    June 30,
                         2002       2002       2001       2002        2001
AVERAGE INVESTMENTS   $  139,843 $  188,608 $  219,131 $   194,340 $  199,566

LOANS:
Total loans and
  mortgage-backed
  securities           4,091,471  4,103,967  4,221,985  4,091,471   4,221,985

Loans
originated/purchased:
  Single family loans     52,361     39,654     75,771     298,426    581,373
  Multi-family loans      27,089     41,226     34,036     237,821    167,691
  Commercial real
    estate loans           6,200      5,603     18,810      37,247     42,499
  Other                    2,746      3,319      2,757      14,070     23,172
                        --------  ---------  ---------  ----------  ---------
                      $   88,396 $   89,802  $ 131,374 $   587,564 $  814,735
                        ========  =========  =========  ==========  =========


Loans sold            $    3,795 $    5,277 $    7,281 $    34,233 $   30,869

Average rate on
 loans origniated
 purchased                  5.79%      5.92%      7.16%       6.15%      7.30%
Percentage of
 portfolio in
 adjustable rate loans     69.47%     69.97%     81.87%      69.47%     81.87%
Non-performing
 assets to toal assets      0.11%      0.15%      0.22%       0.11%      0.22%

BORROWINGS:
Federal Home Loan
 Bank advances        $ 1,342,000 $1,352,000 $1,674,000 $1,342,000 $1,674,000
Reverse repurchase
 agreements           $   176,131 $  176,131 $  264,640 $  176,131 $  264,640

DEPOSITS:
Retail deposits       $ 2,164,087 $2,153,930 $1,804,562 $2,164,087 $1,804,562
Wholesale deposits        336,177    355,376    476,573    336,177    476,573
                        ---------  ---------  ---------  ---------  ---------
                      $ 2,500,264 $2,509,309 $2,281,135 $2,500,264 $2,281,138
                        =========  =========  =========  =========  =========
Net increase
 (decrease)           $    (9,042)$ (14,504) $   (9,478)$  (52,743)$  112,384

AVERAGE INTEREST
  RATES:
Yield on loans             6.04%      6.10%      7.80%       6.29%      8.09%
Yield on investments       4.77%      3.93%      5.09%       3.30%      5.56%
Yield on earning
 assets                    6.00%      6.00%      7.66%       6.15%      7.97%
Cost of deposits           2.44%      2.49%      4.24%       2.64%      4.64%
Cost of borrowings         4.35%      4.49%      5.82%       4.54%      6.11%
Cost of money              3.16%      3.26%      4.97%       3.39%      5.31%
Earnings spread            2.84%      2.74%      2.69%       2.77%      2.66%
Effective net spread       3.00%      2.91%      2.88%       2.93%      2.87%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                  Bank      Percent
                                  owned       of
                                 balance     total
Property type:
  Single family                $ 1,875,593    48%
  Multi-family                   1,609,825    41%
  Commercial & industrial          401,305    10%
  Construction                      17,333     1%
  Land                                 642     0%
                                 ---------   ----
    Total real estate loans    $ 3,904,698   100%
                                 =========   ====
Single family:
  Without prepayment penalty   $ 1,579,940    84%
  With prepayment penalty          295,653    16%
                                 ---------   ----
    Total single family loans  $ 1,875,593   100%
                                 =========   ====
Age:
  0 to 10 years                $ 1,354,434    86%
  >10 years                        225,506    14%
                                 ---------   ----
    Total                      $ 1,579,940   100%
                                 =========   ====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

 Current          Less                               Greater           Percent
 interest         than     $252     $275     $500     than               of
rate range        $252    -$275    -$500   -$1,000   $1,000     Total   total
<5.00%        $  15,231 $  1,849 $ 56,155 $ 43,875 $  9,383  $ 126,493    9.3%
5.00%-5.25%      60,145   10,577   59,013   41,429    9,206    180,370   13.3%
5.25%-5.50%      72,769    9,066   57,610   47,342   38,742    225,529   16.6%
5.50%-5.75%      60,249    6,535   55,140   41,365   46,615    209,904   15.5%
5.75%-6.00%      23,841    3,947   26,006   16,515   14,123     84,432    6.2%
6.00%-6.25%      27,876    3,716   29,541   18,893   17,859     97,885    7.2%
6.25%-6.50%      26,539      797   15,881   14,990   23,452     81,659    6.0%
6.50%-6.75%      11,537    1,061   15,385   25,884   21,886     75,753    5.6%
6.75%-7.00%      13,106    1,061   29,298   40,177   19,761    103,403    7.6%
7.00%-7.25%       6,853    1,069   17,448   20,522   26,869     72,761    5.4%
7.25%-7.50%       5,173    1,306   16,193   13,682   13,532     49,886    3.7%
7.50%-7.75%       4,900      526   10,467      691    6,134     22,718    1.7%
7.75%-8.00%       4,192      521    6,614    1,759    2,470     15,556    1.2%
8.00%-9.00%       3,695      257    2,781      686       --      7,419    0.6%
>9.00%              666       --       --       --       --        666    0.1%
                -------  -------  -------  -------  -------   --------   -----
Total         $ 336,772 $ 42,288 $397,532 $327,810 $250,032 $1,354,434    100%
                =======  =======  =======  =======  =======  =========    ====